                         ANNUAL REPORT OCTOBER 31, 1997

                                  OPPENHEIMER

                                 QUEST GROWTH &
                               INCOME VALUE FUND

                                    [PHOTO]

                               [OPPENHEIMER LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Managers

10 Statement of Investments

14 Statement of Assets & Liabilities

16 Statement of Operations

17 Statements of Changes in Net Assets

18 Financial Highlights

20 Notes to Financial Statements

26 Report of Independent Accountants

27 Federal Income Tax Information

28 Shareholder Meeting

29 Officers & Trustees

32 Information & Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------


THE FUND'S POSITIVE PERFORMANCE can be traced back to two major influences:

- FIRST, the stellar performance of the U.S. economy produced lower interest rates, which in turn provided capital appreciation for fixed-income investors.

- SECOND, the overwhelming growth in the stock market.


 ANNUAL TOTAL RETURNS
For the 1-Year Period Ended 10/31/97 (without sales charges)(1)

CLASS A
  25.18%

CLASS B
  24.55%

CLASS C
  24.51%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


2       Oppenheimer Quest Growth & Income Value Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer Quest
Growth & Income
Value Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.

      We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,

/s/ BRIDGET A. MACASKILL


Bridget A. Macaskill
November 21, 1997


3       Oppenheimer Quest Growth & Income Value Fund

  AVG ANNUAL TOTAL RETURNS
For the Period Ended 9/30/97(1)

CLASS A
                      Since
  1 year    5 year   Inception
  18.90%    14.91%    14.44%

CLASS B
                      Since
  1 year    5 year   Inception
  20.50%    N/A       16.81%

CLASS C
                      Since
  1 year    5 year   Inception
  24.46%    N/A       16.99%

  Cumulative Total Return
For the Period Ended 9/30/97(1)

CLASS A
  5 year

  100.32%           $19,746(3)

PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer Quest Growth & Income Value Fund performed very well during the past 12 months. In fact, the Fund's Class A shares provided an average annual total return, without sales charges, of 25.18% for the one-year period ended October 31, 1997.(2) These strong results are consistent with the Fund's goal of seeking capital growth and current income.


                      GROWTH OF $10,000
                       Over five years

                  (without sales charges)(3)


Oppenheimer Quest Growth & Income
   Value Fund Class A shares                S&P 500 Index
         $ 10,000                              $ 10,000
           10,223                                10,503
           10,483                                10,962
           10,690                                11,015
           10,797                                11,300
           11,427                                11,562
           11,171                                11,123
           11,449                                11,170
           11,802                                11,716
           11,556                                11,714
           12,478                                12,855
           13,724                                14,082
           14,404                                15,201
           14,839                                16,117
           15,446                                16,982
           15,997                                17,744
           16,834                                18,292
           17,503                                19,817
           17,366                                20,348
           19,424                                23,901
         $ 21,237                              $ 25,692


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 11/1/91. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the 1-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.15% asset-based sales charge.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


4       Oppenheimer Quest Growth & Income Value Fund

SECTOR WEIGHTINGS(4)

TECHNOLOGY        33.9%
FINANCE           19.7
CONSUMER CYCLICAL 18.6
CONSUMER
NON-CYCLICAL      13.0
UTILITIES          6.1
BASIC UTILITIES    4.6
INDUSTRIAL         4.1

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Quest Growth & Income Value Fund is for investors seeking tomorrow's growth potential and today's income.

WHAT WE LOOK FOR

- Large, well-established companies that are UNDERVALUED BY THE MARKET.
- Companies that fundamental analysis identifies as WELL-MANAGED, SOLID businesses.
- DIVIDEND-PAYING STOCKS and INCOME-PRODUCING BONDS to generate sufficient current income.





TOP 10 STOCK HOLDINGS(4)
 ..............................................................................
 Sysco Corp.                 7.1%          Electronic Arts, Inc.       5.6%
 ..............................................................................
 Sprint Corp.                6.6           Lockheed Martin Corp.       5.4
 ..............................................................................
 McDonald's Corp.            6.3           NextLevel Systems, Inc.     5.1
 ..............................................................................
 U S West Communications                   Dow Chemical Co.            4.6
 Group                       6.1
 ..............................................................................
 Time Warner, Inc.           5.9           Wells Fargo & Co.           3.7
 ..............................................................................


3. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The S&P 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors.

4. Portfolio is subject to change. Percentages are as of October 31, 1997 and are based on total market value of stock holdings.


5       Oppenheimer Quest Growth & Income Value Fund

"Our bond holdings have
benefited greatly from
SOUND ECONOMIC
CONDITIONS and
low inflation."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE PERIOD?

Oppenheimer Quest Growth & Income Value Fund's Class A shares provided an average annual total return of 25.18% for the one-year period ended October 31, 1997.(1) These results reflect changes in share price, plus reinvested income distributions, but are calculated before sales charges are considered.

WHAT INFLUENCES IN THE BOND AND STOCK MARKETS AFFECTED THE FUND THE MOST OVER THE PAST YEAR?

The first major influence was the excellent performance of the U.S. economy. Indicators early in the year suggested that the economy might be growing too quickly, which prompted the Federal Reserve Board to raise short-term interest rates in a pre-emptive strike against inflation. However, the economy has expanded fairly steadily and inflation has not been a problem. That has allowed bond prices to rally and has supported higher corporate earnings in the stock market.

      The second major influence has been the overwhelming presence of momentum-based investing in the stock market. As its name implies, momentum investing is when investors latch onto specific securities that are reporting positive earnings growth, and bid their prices up to very high levels without much regard for the company's true underlying value.

      The Fund has benefited from both trends. Our bond holdings have benefited greatly from sound economic


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

6       Oppenheimer Quest Growth & Income Value Fund

[PHOTO]
PORTFOLIO MANAGEMENT TEAM (L TO R)
Colin Glinsman (Fund Manager)
Jeffrey C. Whittington

conditions and low inflation, which have produced lower interest rates and capital appreciation for fixed-income investments. In addition, because we favor high-quality companies with strong fundamentals, some of our stock positions have been the subject of momentum investing. As other investors have driven their prices higher, we have taken profits.

IF ECONOMIC CONDITIONS ARE EXCELLENT, WHY HAS THE STOCK MARKET BEEN SO VOLATILE?

When viewed from a day-to-day or week-to-week perspective, the past year was indeed volatile. The stock market declined sharply between January 1 and mid-April, producing the largest correction in several years, and experienced another sell-off toward the end of October. The first decline was mainly the result of investors' as-yet misplaced fears that an economy growing too quickly might rekindle inflationary pressures, which can erode the value of financial assets over time. The more recent sell-off was the result of problems in Asian stock markets, especially Hong Kong. But when viewed from a long-term perspective, day-to-day volatility seems to disappear and what emerges is a less volatile upward trend.

      It is important to understand, however, that Oppenheimer Quest Growth & Income Value Fund pays very little attention to the movements of entire markets or even sectors within those markets. Instead, we manage the portfolio one security at a time. In the stock market, that means we focus on finding companies able to produce superior returns on invested capital over time. Within those parameters, we try to find those companies with a competitive

7       Oppenheimer Quest Growth & Income Value Fund

"We look for
investments
with STRONG
PROSPECTS
for the
long term..."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

advantage that will enable them not only to have high returns today, but in the future as well.

DID YOUR "BOTTOM-UP" APPROACH LEAD YOU TO COMPANIES IN CERTAIN MARKET SECTORS?

Yes, we found a number of attractive companies that were overlooked by momentum investors because they are in unexciting businesses. While so-called "boring" companies do not comprise a market sector per se, some have produced exciting returns for our shareholders. For example, SYSCO Corp. is a food distributor with a high-quality business and a great competitive position. While other investors have focused on highly visible industrial companies with very high growth rates, this company continues to provide steady earnings growth year after year. Because it was overlooked in the momentum-oriented market environment, we were able to buy its stock at lower valuations than usual.

      Another winner was Tenet Healthcare, one of the nation's two national hospital companies. Tenet benefited from consolidation in the hospital industry and the legal difficulties experienced by its primary competitor.

HOW HAVE YOU MANAGED THE BOND PORTION OF THE FUND IN THIS ENVIRONMENT?

There has been very little activity in our bond portfolio, except that as we added to our bond holdings we have purchased higher-credit-quality bonds. As other fixed-income investors have reached for higher yields by investing in high-yield stocks, the differences in yields between low-grade and high-grade bonds have narrowed considerably. As a result, we have not been adequately compensated to assume the risks of the high-yield market and we have maintained our holdings in U.S. Treasury securities and investment-grade corporate bonds.

HAVE YOU HAD ANY DISAPPOINTING INVESTMENTS IN THE PAST YEAR?


8       Oppenheimer Quest Growth & Income Value Fund

"...because we
approach these businesses
as OWNERS,
not as traders."

Yes, we have. Our greatest disappointments have been in companies that have excellent businesses, but whose stock prices have had a hard time. For example, we own stock in McDonald's Corp., which is highly visible but has been neglected by investors because of problems in its domestic business. Yet, its overseas business has shown positive growth, so its stock price represented an excellent value for an excellent company, in our opinion. The same is true for Wells Fargo, which has a strong banking franchise but mishandled its merger with First Interstate. We think both stocks will realize their fair values as these situations work themselves out.

WHAT DO YOU LOOK FOR WHEN MAKING NEW INVESTMENTS?

First, we seek to invest in companies that we believe have solid fundamentals to support their businesses in good economic times and bad. Second, we pay careful attention to the price we pay for those companies. We look for situations in which great companies are selling for less than their fair values.

      Perhaps most important, we look for investments with strong prospects for the long term. That's because we approach these businesses as owners, not as traders. In our view, being an owner of high-quality businesses represents The Right Way to Invest.

9       Oppenheimer Quest Growth & Income Value Fund

STATEMENT OF INVESTMENTS October 31, 1997

                                                                      MARKET VALUE
                                                            SHARES    SEE NOTE 1
==================================================================================
COMMON STOCKS--70.3%
----------------------------------------------------------------------------------
BASIC MATERIALS--3.2%
----------------------------------------------------------------------------------
CHEMICALS--3.2%
Dow Chemical Co.                                             40,000   $ 3,630,000
----------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.1%
----------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--11.3%
AMR Corp.(1)                                                 10,000     1,164,375
----------------------------------------------------------------------------------
Carnival Corp., Cl. A                                        40,000     1,940,000
----------------------------------------------------------------------------------
McDonald's Corp.                                            110,000     4,929,375
----------------------------------------------------------------------------------
Time Warner, Inc.                                            80,000     4,615,000
                                                                       ----------
                                                                       12,648,750

----------------------------------------------------------------------------------
MEDIA--1.8%
Reed International plc, Sponsored ADR                        50,000     1,981,250
----------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--9.1%
----------------------------------------------------------------------------------
FOOD--5.7%
Sysco Corp.                                                 140,000     5,600,000
----------------------------------------------------------------------------------
Unilever NV, NY Shares                                       16,000       854,000
                                                                       ----------
                                                                        6,454,000

----------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.4%
Becton, Dickinson & Co.                                      26,000     1,197,625
----------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                    85,000     2,597,812
                                                                       ----------
                                                                        3,795,437

----------------------------------------------------------------------------------
FINANCIAL--13.8%
----------------------------------------------------------------------------------
BANKS--5.5%
Chase Manhattan Corp.                                        20,000     2,307,500
----------------------------------------------------------------------------------
Citicorp                                                      8,000     1,000,500
----------------------------------------------------------------------------------
Wells Fargo & Co.                                            10,000     2,913,750
                                                                       ----------
                                                                        6,221,750

----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--3.9%
Countrywide Credit Industries, Inc.                          50,000     1,715,625
----------------------------------------------------------------------------------
Freddie Mac                                                  70,000     2,651,250
                                                                       ----------
                                                                        4,366,875

----------------------------------------------------------------------------------
INSURANCE--4.4%
ACE Ltd.                                                     15,000     1,394,062
----------------------------------------------------------------------------------
AFLAC, Inc.                                                  50,000     2,543,750
----------------------------------------------------------------------------------
General Re Corp.                                              5,000       985,937
                                                                       ----------
                                                                        4,923,749

10       Oppenheimer Quest Growth & Income Value Fund

                                                                      MARKET VALUE
                                                            SHARES    SEE NOTE 1
----------------------------------------------------------------------------------
INDUSTRIAL--2.9%
----------------------------------------------------------------------------------
MANUFACTURING--2.9%
Dover Corp.                                                  20,000   $ 1,350,000
----------------------------------------------------------------------------------
Grand Metropolitan plc, Sponsored ADR                        50,245     1,877,907
                                                                       ----------
                                                                        3,227,907

----------------------------------------------------------------------------------
TECHNOLOGY--23.9%
----------------------------------------------------------------------------------
AEROSPACE/DEFENSE--6.4%
Boeing Co.                                                   60,000     2,872,500
----------------------------------------------------------------------------------
Lockheed Martin Corp.                                        45,000     4,277,813
                                                                       ----------
                                                                        7,150,313

----------------------------------------------------------------------------------
COMPUTER HARDWARE--1.4%
Adaptec, Inc.(1)                                             15,000       726,563
----------------------------------------------------------------------------------
EMC Corp.(1)                                                 15,000       840,000
                                                                       ----------
                                                                        1,566,563

----------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--6.3%
Computer Associates International, Inc.                      35,000     2,609,688
----------------------------------------------------------------------------------
Electronic Arts, Inc.(1)                                    130,126     4,408,018
                                                                       ----------
                                                                        7,017,706

----------------------------------------------------------------------------------
ELECTRONICS--0.1%
Intel Corp.                                                   1,000        77,000
----------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--9.7%
CommScope, Inc.(1)                                           46,666       513,326
----------------------------------------------------------------------------------
General Semiconductor, Inc.(1)                              100,000     1,137,500
----------------------------------------------------------------------------------
NextLevel Systems, Inc.(1)                                  300,000     4,050,000
----------------------------------------------------------------------------------
Sprint Corp.                                                100,000     5,200,000
                                                                       ----------
                                                                       10,900,826

----------------------------------------------------------------------------------
UTILITIES--4.3%
----------------------------------------------------------------------------------
TELEPHONE UTILITIES--4.3%
U S West Communications Group                               120,000     4,777,500
                                                                       ----------
Total Common Stocks (Cost $72,190,245)                                 78,739,626

                                                           FACE
                                                           AMOUNT
==================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--27.5%
----------------------------------------------------------------------------------
CONSUMER CYCLICALS--8.0%
----------------------------------------------------------------------------------
MEDIA--8.0%
Comcast Corp., 10.625% Sr. Sub. Debs., 7/15/12           $2,500,000     3,075,000
----------------------------------------------------------------------------------
News America Holdings, Inc., 8.25% Bonds, 10/17/2096      3,000,000     3,152,577

11       Oppenheimer Quest Growth & Income Value Fund

                                                           FACE      MARKET VALUE
                                                           AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------
MEDIA(CONTINUED)
Time Warner, Inc.:
8.05% Debs., 1/15/16                                     $2,000,000   $ 2,150,426
9.125% Debs., 1/15/13                                       500,000       589,777
                                                                       ----------
                                                                        8,967,780

---------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--8.1%
---------------------------------------------------------------------------------
BEVERAGES--2.5%
Coca-Cola Co., 7.375% Debs., 7/29/2093                    2,570,000     2,811,313
---------------------------------------------------------------------------------
FOOD--0.9%
AmeriServe Food Distribution, Inc., 10.125%
Sr. Sub. Nts., 7/15/07(2)                                 1,000,000     1,035,000
---------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--2.4%
Tenet Healthcare Corp., 8.625%
Sr. Unsec. Nts., 12/1/03                                  2,500,000     2,660,918
---------------------------------------------------------------------------------
HOUSEHOLD GOODS--2.3%
Playtex Family Products Corp., 9%
Sr. Sub. Nts., 12/15/03                                   2,500,000     2,512,500
---------------------------------------------------------------------------------
ENERGY--3.8%
---------------------------------------------------------------------------------
OIL-INTEGRATED--3.8%
Triton Energy Ltd.:
8.75% Sr. Nts., 4/15/02                                   1,000,000     1,048,583
9.25% Sr. Nts., 4/15/05                                   3,000,000     3,238,692
                                                                       ----------
                                                                        4,287,275

---------------------------------------------------------------------------------
FINANCIAL--2.9%
---------------------------------------------------------------------------------
BANKS--2.9%
NationsBank Corp.:
7.75% Sub. Nts., 8/15/15                                  1,000,000     1,068,889
7.80% Sub. Nts., 9/15/16                                  2,000,000     2,159,388
                                                                       ----------
                                                                        3,228,277

---------------------------------------------------------------------------------
TECHNOLOGY--4.7%
---------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.9%
Northrop Grumman Corp., 7.75% Nts., 3/1/16                2,000,000     2,166,830
---------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--2.8%
U.S. West Capital Funding, Inc., 7.95%
Gtd. Bonds, 2/1/2097                                      3,000,000     3,154,110
                                                                       ----------
Total Non-Convertible Corporate Bonds and Notes
(Cost $28,669,482)                                                     30,824,003

12       Oppenheimer Quest Growth & Income Value Fund

                                                           FACE      MARKET VALUE
                                                           AMOUNT    SEE NOTE 1
=================================================================================
SHORT-TERM NOTES--1.7%
---------------------------------------------------------------------------------
Federal Home Loan Bank, 5.50%,
11/3/97 (Cost $1,949,404)(3)                             $1,950,000  $  1,949,404
---------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $102,809,131)                99.5%  111,513,033
---------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                 0.5       534,686
                                                         ----------   -----------
NET ASSETS                                                    100.0% $112,047,719
                                                         ==========   ===========

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,035,000 or 0.92% of the Fund's net assets, at October 31, 1997.

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. See accompanying Notes to Financial Statements.



13       Oppenheimer Quest Growth & Income Value Fund

STATEMENT OF ASSETS AND LIABILITIES October 31, 1997


=================================================================================
ASSETS
Investments, at value (cost $102,809,131)
--see accompanying statement                                         $111,513,033
---------------------------------------------------------------------------------
Receivables:
Investments sold                                                        2,426,047
Interest and dividends                                                    554,629
Shares of beneficial interest sold                                        308,617
---------------------------------------------------------------------------------
Other                                                                       4,821
                                                                     ------------
Total assets                                                          114,807,147

=================================================================================
LIABILITIES
Bank overdraft                                                             16,107
---------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                   2,545,039
Shares of beneficial interest redeemed                                    113,679
Distribution and service plan fees                                         23,970
Transfer agent and accounting services fees                                10,648
Other                                                                      49,985
                                                                     ------------
Total liabilities                                                       2,759,428

=================================================================================
NET ASSETS                                                           $112,047,719
                                                                     ============

=================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                           $     80,196
---------------------------------------------------------------------------------
Additional paid-in capital                                             88,376,387
---------------------------------------------------------------------------------
Undistributed net investment income                                       261,830
---------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions               14,625,404
---------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                      8,703,902
                                                                     ------------
Net assets                                                           $112,047,719
                                                                     ============

14       Oppenheimer Quest Growth & Income Value Fund

=====================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $79,751,227 and 5,699,813 shares of beneficial interest outstanding)        $13.99
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                       $14.84
-------------------------------------------------------------------------------------

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $25,609,155 and 1,839,419 shares of beneficial interest outstanding)        $13.92
-------------------------------------------------------------------------------------

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $6,687,337 and 480,416 shares of beneficial interest outstanding)           $13.92

See accompanying Notes to Financial Statements.


15      Oppenheimer Quest Growth & Income Value Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 1997


=================================================================================
INVESTMENT INCOME
Interest                                                              $ 2,256,457
---------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $6,309)                    530,991
                                                                      -----------
Total income                                                            2,787,448

=================================================================================
EXPENSES
Management fees--Note 4                                                   726,006
---------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                   246,044
Class B                                                                   191,895
Class C                                                                    47,119
---------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                       136,080
---------------------------------------------------------------------------------
Shareholder reports                                                        38,770
---------------------------------------------------------------------------------
Registration and filing fees                                               37,188
---------------------------------------------------------------------------------
Legal and auditing fees                                                    19,260
---------------------------------------------------------------------------------
Trustees' fees and expenses                                                17,472
---------------------------------------------------------------------------------
Custodian fees and expenses                                                15,598
---------------------------------------------------------------------------------
Other                                                                      18,267
                                                                      -----------
Total expenses                                                          1,493,699

=================================================================================
NET INVESTMENT INCOME                                                   1,293,749

=================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                       14,740,001
---------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    2,797,779
                                                                      -----------
Net realized and unrealized gain                                       17,537,780

---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $18,831,529
                                                                      ===========


See accompanying Notes to Financial Statements.


16       Oppenheimer Quest Growth & Income Value Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                          YEAR ENDED OCTOBER 31,
                                                          1997            1996
=================================================================================
OPERATIONS
Net investment income                                  $  1,293,749   $ 1,055,959
---------------------------------------------------------------------------------
Net realized gain                                        14,740,001     6,454,155
---------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation     2,797,779     3,175,436
                                                       ------------   -----------
Net increase in net assets resulting from operations     18,831,529    10,685,550

=================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                    (922,387)     (830,842)
Class B                                                    (181,875)     (138,167)
Class C                                                     (47,948)      (28,888)
---------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                  (4,518,417)   (1,723,234)
Class B                                                  (1,310,410)     (359,598)
Class C                                                    (319,471)      (82,370)

=================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                  22,268,436     6,377,895
Class B                                                   9,713,355     4,189,051
Class C                                                   3,228,726       683,425

=================================================================================
NET ASSETS
Total increase                                           46,741,538    18,772,822
---------------------------------------------------------------------------------
Beginning of period                                      65,306,181    46,533,359
                                                       ------------   -----------
End of period (including undistributed net investment
income of $261,830 and $120,291, respectively)         $112,047,719   $65,306,181
                                                       ============   ===========


See accompanying Notes to Financial Statements.

17      Oppenheimer Quest Growth & Income Value Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                      CLASS A
                                      --------------------------------------------------------------
                                      YEAR ENDED OCTOBER 31,
                                      1997         1996(2)      1995         1994         1993
====================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period   $12.48       $10.92       $10.09       $11.24       $10.80
----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                     .20          .23          .27(3)       .32(3)       .30(3)
Net realized and unrealized gain         2.65         2.05         1.27          .55          .73
                                       ------       ------       ------       ------       ------
Total income from investment
operations                               2.85         2.28         1.54          .87         1.03

----------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment
income                                   (.19)        (.22)        (.29)        (.32)        (.26)
Distributions from net realized gain    (1.15)        (.50)        (.42)       (1.70)        (.33)
                                       ------       ------       ------       ------       ------
Total dividends and distributions
to shareholders                         (1.34)        (.72)        (.71)       (2.02)        (.59)
----------------------------------------------------------------------------------------------------
Net asset value, end of period         $13.99       $12.48       $10.92       $10.09       $11.24
                                       ======       ======       ======       ======       ======

====================================================================================================
TOTAL RETURN, AT NET  ASSET VALUE(4)    25.18%       21.84%       16.35%        8.64%        9.93%

====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                        $79,751      $49,322      $37,082      $30,576      $28,466
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)     $61,618      $43,428      $33,397      $29,112      $23,771
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.68%        2.03%        2.60%(5)     3.16%(5)     2.66%(5)
Expenses                                 1.58%        1.90%(7)     1.99%(5)     1.86%(5)     1.90%(5)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)               89.2%       124.2%       130.0%       113.0%       192.0%
Average brokerage
commission rate(9)                    $0.0500      $0.0548           --           --           --

1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995; 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994, and 2.38% and 2.18%, respectively, for Class A, 1.44% and 2.88%, respectively, for Class B and 1.80% and 2.87%, respectively, for Class C, for the year or period ended October 31, 1993.


18       Oppenheimer Quest Growth & Income Value Fund

CLASS B                                                            CLASS C
----------------------------------------------------------         -------------------------------------------------------------
 YEAR ENDED OCTOBER 31,                                            YEAR ENDED OCTOBER 31,
 1997       1996(2)   1995       1994         1993(1)              1997        1996(2)      1995        1994       1993(1)
================================================================================================================================

  $12.42     $10.88   $10.07      $11.23       $11.21               $12.43      $10.89       $10.07     $11.23     $11.21
--------------------------------------------------------------------------------------------------------------------------------

     .15        .17      .19(3)      .25(3)       .04(3)               .15         .17          .15(3)     .24(3)     .04(3)
    2.62       2.03     1.28         .56          .05                 2.62        2.02         1.30        .56        .05
  ------     ------   ------      ------       ------               ------      ------       ------     ------     ------

    2.77       2.20     1.47         .81          .09                 2.77        2.19         1.45        .80        .09

--------------------------------------------------------------------------------------------------------------------------------



    (.12)      (.16)    (.24)       (.27)        (.07)                (.13)       (.15)        (.21)      (.26)      (.07)
   (1.15)      (.50)    (.42)      (1.70)          --                (1.15)       (.50)        (.42)     (1.70)        --
  ------     ------   ------      ------       ------               ------      ------       ------     ------     ------

   (1.27)      (.66)    (.66)      (1.97)        (.07)               (1.28)       (.65)        (.63)     (1.96)      (.07)
--------------------------------------------------------------------------------------------------------------------------------
  $13.92     $12.42   $10.88      $10.07       $11.23               $13.92      $12.43       $10.89     $10.07     $11.23
  ======     ======   ======      ======       ======               ======      ======       ======     ======     ======

================================================================================================================================
   24.55%     21.07%   15.65%       7.96%        0.81%               24.51%      20.97%       15.38%      7.91%      0.81%

================================================================================================================================


 $25,609    $13,175   $7,623      $2,928         $319               $6,687      $2,809       $1,828        $455       $102
---------------------------------------------------------------------------------------------------------------------------------
 $19,230    $10,097   $4,856      $1,586         $228               $4,724      $2,200       $  968        $298       $100
---------------------------------------------------------------------------------------------------------------------------------

    1.09%      1.40%    1.71%(5)    2.53%(5)     1.83%(5)(6)          1.09%       1.40%        1.39%(5)    2.39%(5)   2.18%(5)(6)
    2.17%      2.53%    2.59%(5)    2.47%(5)     2.49%(5)(6)          2.17%       2.53%        2.88%(5)    2.62%(5)   2.49%(5)(6)
---------------------------------------------------------------------------------------------------------------------------------
    89.2%     124.2%   130.0%      113.0%       192.0%                89.2%      124.2%       130.0%      113.0%     192.0%

 $0.0500    $0.0548       --          --           --              $0.0500     $0.0548           --          --         --


6. Annualized.

7. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $107,946,613 and $72,867,209, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


See accompanying Notes to Financial Statements.



19      Oppenheimer Quest Growth & Income Value Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Growth & Income Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a combination of growth of capital and investment income with growth of capital as the primary objective primarily through investments in equity securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


20      Oppenheimer Quest Growth & Income Value Fund

================================================================================
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1997, amounts have been reclassified to reflect a decrease of $466,666 in accumulated net realized gain on investment transactions. Paid-in capital was increased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21     Oppenheimer Quest Growth & Income Value Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                   YEAR ENDED OCTOBER 31, 1997     YEAR ENDED OCTOBER 31, 1996
                                   ---------------------------     ---------------------------
                                   SHARES        AMOUNT              SHARES      AMOUNT
----------------------------------------------------------------------------------------------
Class A:
Sold                                2,557,883    $ 33,165,870        966,147     $11,466,003
Dividends and distributions
reinvested                            445,487       5,194,062        219,311       2,441,586
Redeemed                           (1,256,481)    (16,091,496)      (627,593)     (7,529,694)
                                   ----------     -----------       --------      ----------
Net increase                        1,746,889    $ 22,268,436        557,865     $ 6,377,895
                                   ==========     ===========       ========      ==========

----------------------------------------------------------------------------------------------
Class B:
Sold                                  904,241    $ 11,537,097        482,330     $ 5,647,365
Dividends and distributions
reinvested                            122,631       1,412,244         42,284         468,109
Redeemed                             (248,340)     (3,235,986)      (164,144)     (1,926,423)
                                   ----------    ------------       --------     -----------
Net increase                          778,532    $  9,713,355        360,470     $ 4,189,051
                                   ==========    ============       ========     ===========

----------------------------------------------------------------------------------------------
Class C:
Sold                                  320,442    $  4,096,151         96,190     $ 1,134,271
Dividends and distributions
reinvested                             30,289         350,561          9,569         105,983
Redeemed                              (96,289)     (1,217,986)       (47,618)       (556,829)
                                   ----------    ------------       --------     -----------
Net increase                          254,442    $  3,228,726         58,141     $   683,425
                                   ==========    ============       ========     ===========

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At October 31, 1997, net unrealized appreciation on investments of $8,703,902 was composed of gross appreciation of $10,093,433, and gross depreciation of $1,389,531.


22     Oppenheimer Quest Growth & Income Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.85% of average annual net assets. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

            The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1997, the Manager paid $259,632 to the Sub-Advisor. On February 13, 1997, PIMCO Advisors L.P. signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

            For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $201,700, of which $53,948 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $356,224 and $37,159, respectively, of which $19,785 and $1,327, respectively, were paid to an affiliated broker/dealer. During the year ended October 31, 1997, OFDI received contingent deferred sales charges of $33,972 and $2,155, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1997, the Fund paid OFS $83,245.

23     Oppenheimer Quest Growth & Income Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.15% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1997, OFDI paid $29,445 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

            The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, respectively, determined as of the close of each regular business day. During the year ended October 31, 1997, OFDI paid $5,722 and $4,737, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $160,975 and $25,007, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At October 31, 1997, OFDI had incurred unreimbursed expenses of $368,721 for Class B and $45,643 for Class C.


24     Oppenheimer Quest Growth & Income Value Fund

================================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended October 31, 1997.

25     Oppenheimer Quest Growth & Income Value Fund

REPORT OF INDEPENDENT ACCOUNTANTS


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Growth & Income Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund) at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Denver, Colorado
November 21, 1997


26     Oppenheimer Quest Growth & Income Value Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $1.2023, $1.1825 and $1.1866 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 16, 1996, of which, for each class of shares, $0.4534 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gain).

            Dividends paid by the Fund during the fiscal year ended October 31, 1997 which are not designated as capital gain distributions should be multiplied by 5.07% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

27     Oppenheimer Quest Growth & Income Value Fund

SHAREHOLDER MEETING (Unaudited)

================================================================================

On May 19, 1997, a special shareholder meeting was held at which the selection of Price Waterhouse LLP as the independent accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 was ratified (Proposal No. 1), the proposed changes to certain of the Fund's fundamental investment policies, including changes to the investment objective were approved (Proposal No. 2), the Investment Advisory Agreement between the Funds and OppenheimerFunds, Inc. was approved (Proposal No. 3), the Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors was approved (Proposal No. 4), the Fund's Class A 12b-1 Distribution and Service Plan was approved by Class A shareholders (Proposal No. 5), the Fund's Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No. 6), and the Fund's Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 7) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                    WITHHELD/         BROKER
 PROPOSAL         FOR               AGAINST         ABSTAIN           NON-VOTES  TOTAL
----------------------------------------------------------------------------------------------
 Proposal No. 1   3,010,822.443      19,632.582     129,386.164       2,422,085  3,159,841.189
 Proposal No. 2   2,757,935.840     225,153.056     193,777.293       2,422,085  3,176,866.189
 Proposal No. 3   2,850,194.008     128,019.478     198,653.703       2,422,085  3,176,867.189
 Proposal No. 4   2,826,386.792     153,164.293     197,317.104       2,422,085  3,176,868.189
 Proposal No. 5   1,950,485.389      90,302.300     197,091.086       1,713,946  2,237,878.775
 Proposal No. 6     653,861.229      18,742.765      50,391.030         566,194    722,995.024
 Proposal No. 7     203,358.704       9,468.459       3,164.227         141,944    215,991.390


28     Oppenheimer Quest Growth & Income Value Fund

OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND
A Series of Oppenheimer Quest for Value Funds

==================================================================================================
OFFICERS AND TRUSTEES         Bridget A. Macaskill, Chairman of the Board of Trustees and President
                              Paul Y. Clinton, Trustee
                              Thomas W. Courtney, Trustee
                              Lacy B. Herrmann, Trustee
                              George Loft, Trustee
                              Robert C. Doll, Jr., Vice President
                              George C. Bowen, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Andrew J. Donohue, Secretary
                              Robert G. Zack, Assistant Secretary

==================================================================================================
INVESTMENT ADVISOR            OppenheimerFunds, Inc.

==================================================================================================
SUB-ADVISOR                   OpCap Advisors

==================================================================================================
DISTRIBUTOR                   OppenheimerFunds Distributor, Inc.

==================================================================================================
TRANSFER AND SHAREHOLDER      OppenheimerFunds Services
SERVICING AGENT

==================================================================================================
CUSTODIAN OF PORTFOLIO        State Street Bank and Trust Company
SECURITIES

==================================================================================================
INDEPENDENT ACCOUNTANTS       Price Waterhouse LLP

==================================================================================================
LEGAL COUNSEL                 Gordon Altman Butowsky Weitzen Shalov & Wein

                              This is a copy of a report to shareholders of Oppenheimer
                              Quest Growth & Income Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Growth &
                              Income Value Fund. For material information concerning the
                              Fund, see the Prospectus.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

29     Oppenheimer Quest Growth & Income Value Fund

OPPENHEIMERFUNDS FAMILY


=======================================================================================================
REAL ASSET FUNDS
-------------------------------------------------------------------------------------------------------
Real Asset Fund                          Gold & Special Minerals Fund

=======================================================================================================
STOCK FUNDS
-------------------------------------------------------------------------------------------------------
Developing Markets Fund                  Capital Appreciation Fund(1)     Disciplined Value Fund
Enterprise Fund                          Quest Capital Value Fund         Quest Value Fund
International Growth Fund                Growth Fund                      MidCap Fund
Discovery Fund                           Global Fund                      International Small
Quest Small Cap Value Fund               Quest Global Value Fund            Company Fund

=======================================================================================================
STOCK & BOND FUNDS
-------------------------------------------------------------------------------------------------------
Main Street Income &                     Quest Growth & Income            Disciplined Allocation Fund
   Growth Fund                           Value Fund                       Multiple Strategies Fund(2)
Quest Opportunity Value Fund             Global Growth & Income Fund      Bond Fund for Growth
Total Return Fund                        Equity Income Fund

=======================================================================================================
BOND FUNDS
-------------------------------------------------------------------------------------------------------
International Bond Fund                  Champion Income Fund             U.S. Government Trust
High Yield Fund                          Strategic Income Fund            Limited-Term Government Fund
                                         Bond Fund

=======================================================================================================
MUNICIPAL FUNDS
-------------------------------------------------------------------------------------------------------
California Municipal Fund(3)             Pennsylvania Municipal Fund(3)   Rochester Division:
Florida Municipal Fund(3)                Municipal Bond Fund              Rochester Fund Municipals
New Jersey Municipal Fund(3)             Insured Municipal Fund           Limited Term New York
New York Municipal Fund(3)               Intermediate Municipal Fund        Municipal Fund

=======================================================================================================
MONEY MARKET FUNDS(4)
-------------------------------------------------------------------------------------------------------
Money Market Fund                        Cash Reserves

=======================================================================================================
LIFESPAN
-------------------------------------------------------------------------------------------------------
Growth Fund                              Balanced Fund                    Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

30     Oppenheimer Quest Growth & Income Value Fund

INTERNET
24-hr access to account information

WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048

ACCOUNT TRANSACTIONS
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-852-8457

PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310

TELECOMMUNICATION DEVICE
FOR THE DEAF (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and
insightful messages on the
economy and issues that affect
your investments

1-800-835-3104


INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today, or visit us at our website at www.oppenheimerfunds.com --we're here to help.


[OPPENHEIMERFUNDS LOGO]


RA0257.001.1097 December 30, 1997